UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 31, 2006

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

          Indiana                        0-12422               35-1562245
  State or Other Jurisdiction       Commission File No.     I.R.S. Employer
  of Incorporation or Organization                         Identification Number


                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events

     On March 31, 2006, MainSource Financial Group, Inc. issued a press release announcing that its Board of Directors has authorized the repurchase of up to 2.5% of the outstanding common stock of MainSource Financial Group, Inc., or approximately 375,000 shares, through March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


Item 9.01.         Financial Statements and Exhibits

    (c) Exhibits

        99.1              Press Release of MainSource Financial Group, Inc.
                          dated March 31, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     MAINSOURCE FINANCIAL GROUP, INC.

Date:    March 31, 2006              By:  /s/ James L. Saner, Sr.
                                          -----------------------
                                          James L. Saner, Sr.
                                          President and Chief Executive Officer